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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 5, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      033-36198               22-3038309
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)         Identification No.)

                       1825 Barrett Lakes Blvd., Suite 260
                             Kennesaw, Georgia 30144
                    (Address of Principal Executive Offices)

                                 (770) 517-4750
              (Registrant's telephone number, including area code)

                                      None
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Changes in the Registrant's Certifying Accountant.

On June 5, 2005, Tectonic Network Inc.'s (the "Company") independent accountants, BDO Seidman, LLP ("BDO"), informed the Company via e-mail of its intent to resign as the Company's independent accountants. On June 7, 2005, BDO sent the Company a letter confirming that the client/auditor relationship between the Company and BDO had ceased. The audit committee of the Company's Board of Directors did not recommend or approve a change in the Company's independent accountants. The audit committee is currently evaluating other independent accountants with the intent to engage a firm with a cost structure and client profile better aligned with the Company's size and relative start-up profile.

BDO's reports on the Company's financial statements for each of the fiscal years ended June 30, 2004 and 2003 (the "Prior Fiscal Years") did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Prior Fiscal Periods and the interim period from July 1, 2004 through June 7, 2005, there have been no disagreements between the Company and BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement(s) in connection with its reports on the Registrant's financial statements.

On September 27, 2004, BDO advised management and the audit committee that certain audit adjustments related to the Company's accounting for non-routine financing transactions, including the valuations of underlying warrants, and accounting for certain customer contracts related to the Company's newly acquired subsidiaries were symptomatic of material weaknesses in internal controls in these areas. Management and the audit committee took BDO's report into account in preparing the Company's 10-KSB, and the Company's Chief Executive Officer and Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective as of the end of the period covered by the 10-KSB.

The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not BDO agrees with the statements above, and if not, in what respects BDO does not agree. The Company will file such letter as an exhibit to an amendment of this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RETURN ON INVESTMENT CORPORATION


Date: June 9, 2005                     By: /s/ Arol R. Wolford
                                           ----------------------------------
                                           Arol R. Wolford
                                           President and Chief Executive Officer